CONSENT OF INDEPENDENT AUDITORS
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                                                 August 9, 1999

     As independent auditors, we hereby consent to the incorporation by reference in this Form 10SB Statement and amendments thereto of our report, relating to the consolidated financial statements of WhatsOnline.Com, Inc. for the years ended December 31, 1997 and 1998 included on Form 10SB and amendments thereto for the years ended December 31, 1997 and 1998.

                                                 /s/ Clancy and Co.
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                                                 CLANCY AND CO., P.L.L.C.
                                                 Certified Public Accountants